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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 29, 1996

                         Commission file number 0-26980

                           ARV ASSISTED LIVING, INC.
             (Exact name of Registrant as specified in its charter)


                CALIFORNIA                                  33-0160968
      (STATE OR OTHER JURISDICTION OF                    (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)

         245 FISCHER AVENUE, D-1
              COSTA MESA, CA                                   92626
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                   (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 751-7400
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Item 7.   Financial Statements and Exhibits

The Registrant submits this Form 8-K/A in order to supply the financial statements and schedules required pursuant to Rule 3-05 of Regulation S-X with respect to the Registrant's acquisitions of Northgate Park ("Northgate"), an Ohio limited partnership and 50.8% of the limited partnership units of American Retirement Villas Properties II ("ARVP II"), and to provide the audited financial statements of Northgate and ARVP II required thereby. This information should be read in conjunction with the Registrant's Forms 8-K filed with the Commission on August 29, 1996 and August 23, 1996, respectively.



Financial Statements of  Real Estate Operations Acquired

Exhibit 99.1 "Historical Summary of Gross Income and Direct Operating Expenses of Northgate Park for the year ended December 31, 1995.

Exhibit 99.2 A statement showing the estimated taxable operating results for Northgate based on its most recent 12-month period.

Exhibit 99.3 "Unaudited Pro Forma Combined Balance Sheet of ARV Assisted Living, Inc. as of June 30, 1996, the Unaudited Pro Forma
        Combined Statement of Operations for the Three Months Ended June 30, 1996 and the Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 1996 and the related notes thereon."
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARV Assisted Living, Inc.


By:       /s/ Patrick M. Donovan
         -----------------------------
              Patrick M. Donovan
              Vice President, Finance
              (Duly authorized officer)

Date: October 29, 1996